Sun Communities, Inc.
Unaudited Pro Forma Condensed Consolidated Financial Statements

On April 30, 2025 (the “Closing Date”), Sun Communities, Inc. (the “Company”) completed the initial closing of the previously announced sale of Safe Harbor Marinas, LLC and SHM TRS, LLC (collectively, “Safe Harbor”). As previously disclosed in the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission (the “SEC”) on February 24, 2025, two subsidiaries of the Company, Sun Communities Operating Limited Partnership and Sun Home Services, Inc. (collectively, the “Sellers”), entered into a Membership Interest Purchase Agreement (the “Purchase Agreement”), dated February 24, 2025, with Poseidon Holdco I L.P. (f/k/a BIP Poseidon Holdco L.P.) (“Buyer”) and certain other parties. Buyer is an affiliate of Blackstone Infrastructure, which is an affiliate of Blackstone Inc.

Subject to the terms and conditions of the Purchase Agreement, the Sellers agreed to sell and transfer all of the Sellers’ respective right, title, and interest in Safe Harbor to Buyer (the “Transaction”). The aggregate purchase price for the Transaction is $5.65 billion, subject to customary adjustments for net working capital, cash, indebtedness, capital expenditures and transaction expenses, each as set forth in the Purchase Agreement (as so adjusted, the “Purchase Price”). The transfer of subsidiaries owning approximately 15 of Safe Harbor's properties (the "Delayed Consent Subsidiaries") with an aggregate agreed value of approximately $250.0 million is further subject to the receipt of certain third-party consents and the Delayed Consent Subsidiaries therefore may be transferred in one or more subsequent closings. For the purposes of these unaudited pro forma condensed consolidated financial statements, the Transaction has been reflected assuming all properties have been sold as of the Closing Date, as they together with the subsidiaries transferred on the Closing Date, represent the Safe Harbor business as described in the Purchase Agreement.

The Transaction constitutes a significant disposition for purposes of Item 2.01 of Form 8-K. The Company has also determined that the Transaction has met the criteria under Accounting Standards Codification 205-20, Presentation of Financial Statements – Discontinued Operations (“ASC 205-20”) to be classified as a discontinued operation, as the Transaction represents a strategic shift that will have a significant effect on the Company’s operations and financial results. Accordingly, the Company has accounted for the Safe Harbor business as a discontinued operation beginning in its Quarterly Report on Form 10-Q for the quarter ended March 31, 2025.

The unaudited pro forma condensed consolidated financial statements presented below have been prepared in accordance with Article 11 of Regulation S-X and were derived from the Company’s historical consolidated financial statements. The unaudited pro forma condensed consolidated balance sheet as of March 31, 2025 reflects the Transaction as if it occurred on such date. The unaudited pro forma condensed consolidated statements of operations for the three months ended March 31, 2025 and for each of the years ended December 31, 2024, 2023, and 2022 reflect the Transaction as if it occurred on January 1, 2022.

The unaudited pro forma condensed consolidated financial statements and the accompanying notes should be read in conjunction with:

–The Company’s Annual Report on Form 10-K for the year ended December 31, 2024, filed with the SEC on February 28, 2025; and
–The Company’s Quarterly Report on Form 10-Q for the three months ended March 31, 2025, filed with the SEC on May 6, 2025.

The unaudited pro forma condensed consolidated balance sheet as of March 31, 2025 and the unaudited pro forma condensed consolidated statements of operations for the three months ended March 31, 2025 and for the years ended December 31, 2024, 2023 and 2022 reflect “Pro Forma Adjustments” that are incremental to those related to the Transaction and discontinued operations presentation of the Safe Harbor business, as discussed above. The Pro Forma Adjustments are described in the accompanying notes to the unaudited pro forma condensed consolidated financial statements.

The unaudited pro forma condensed consolidated financial information is provided for informational purposes only and does not purport to represent the Company’s actual financial condition or results of operations had the Transaction occurred on the dates indicated, nor does it project the Company’s results of operations or financial condition for any future period or date. The Company has prepared the unaudited pro forma condensed consolidated financial information based on available information using certain assumptions that it believes are reasonable. As a result, the actual results reported by the Company in periods following the Transaction may differ materially from this unaudited pro forma condensed consolidated financial information.

Sun Communities, Inc.
Pro Forma Condensed Consolidated Balance Sheet
(Unaudited)
As of March 31, 2025
(In millions, except for per share amounts)

		Transaction Accounting Adjustments
	Company Historical	Disposition Adjustments (Note 2(a))	Additional Transaction Accounting Adjustments		Debt Adjustments (Note 2(c))	Pro Forma
Assets
Land	$3,471.8	$—	$—		$—	$3,471.8
Land improvements and buildings	9,043.1	—	—		—	9,043.1
Rental homes and improvements	827.5	—	—		—	827.5
Furniture, fixtures and equipment	763.5	—	—		—	763.5
Investment property	14,105.9	—	—		—	14,105.9
Accumulated depreciation	(3,327.7)	—	—		—	(3,327.7)
Investment property, net	10,778.2	—	—		—	10,778.2
Cash, cash equivalents and restricted cash	97.4	—	4,986.4	2(b)	(3,180.1)	1,903.7
Inventory of manufactured homes	172.4	—	—		—	172.4
Notes and other receivables, net	373.7	—	—		—	373.7
Collateralized receivables, net	49.3	—	—		—	49.3
Goodwill	9.5	—	—		—	9.5
Other intangible assets, net	101.2	—	—		—	101.2
Other assets, net	449.3	—	—		—	449.3
Assets held for sale and discontinued operations, net	4,474.6	(4,438.7)	—		—	35.9
Total Assets	$16,505.6	$(4,438.7)	$4,986.4		$(3,180.1)	$13,873.2
Liabilities
Mortgage loans payable	$3,151.4	$—	$—		$(688.1)	2,463.3
Secured borrowings on collateralized receivables	49.3	—	—		—	49.3
Unsecured debt	4,147.4	—	—		(2,362.7)	1,784.7
Distributions payable	122.6	—	—		—	122.6
Advanced reservation deposits and rent	327.3	—	—		—	327.3
Accrued expenses and accounts payable	231.4	—	—		(25.7)	205.7
Other liabilities	830.6	—	—		—	830.6
Liabilities held for sale and discontinued operations, net	375.4	(375.4)				—
Total Liabilities	9,235.4	(375.4)	—		(3,076.5)	5,783.5
Commitments and contingencies
Temporary equity	244.3	—	—		—	244.3
Shareholders' Equity
Common stock, $0.01 par value. Authorized: 360.0 shares; Issued and outstanding: 127.6 at March 31, 2025	1.3	—	—		—	1.3
Additional paid-in capital	9,865.4	—	—		—	9,865.4
Accumulated other comprehensive loss	(6.6)	—	—		(8.7)	(15.3)
Distributions in excess of accumulated earnings	(2,938.7)	(4,063.3)	4,986.4	2(d)(e)	(94.9)	(2,110.5)
Total SUI Shareholders' Equity	6,921.4	(4,063.3)	4,986.4		(103.6)	7,740.9
Noncontrolling interests						—
Common and preferred OP units	104.0	—	—		—	104.0
Consolidated entities	0.5	—	—		—	0.5
Total noncontrolling interests	104.5	—	—		—	104.5
Total Shareholders' Equity	7,025.9	(4,063.3)	4,986.4		(103.6)	7,845.4
Total Liabilities, Temporary Equity and Shareholders' Equity	$16,505.6	$(4,438.7)	$4,986.4		$(3,180.1)	$13,873.2

See notes to unaudited pro forma condensed consolidated financial statements.

Sun Communities, Inc.
Pro Forma Condensed Consolidated Statements of Operations
(Unaudited)
For The Three Months Ended March 31, 2025
(In millions, except for per share amounts)

		Transaction Account Adjustments
	Company Historical	Disposition Adjustments (Note 2a)	Additional Transaction Accounting Adjustments	Debt Adjustments		Pro Forma
Revenues
Real property	$384.4	$—	$—	$—		$384.4
Home sales	67.2	—	—	—		67.2
Ancillary	12.5	—	—	—		12.5
Interest	4.4	—	—	—		4.4
Brokerage commissions and other, net	1.7	—	—	—		1.7
Total Revenues	470.2	—	—	—		470.2
Expenses
Property operating and maintenance	131.3	—	—	—		131.3
Real estate tax	26.7	—	—	—		26.7
Home costs and selling	52.6	—	—	—		52.6
Ancillary	15.4	—	—	—		15.4
General and administrative	57.0	—	—	—		57.0
Catastrophic event-related charges, net	(0.1)	—	—	—		(0.1)
Depreciation and amortization	123.7	—	—	—		123.7
Asset impairments	24.0	—	—	—		24.0
Interest	82.1	—	—	(42.4)	3(b)	39.7
Total Expenses	512.7	—	—	(42.4)		470.3
Income / (Loss) Before Other Items	(42.5)	—	—	42.4		(0.1)
Gain on foreign currency exchanges	8.7	—	—	—		8.7
Loss on dispositions of properties	(1.1)	—	—	—		(1.1)
Other income / (expense), net	5.7	—	—	—		5.7
Loss on remeasurement of notes receivable	(0.2)	—	—	—		(0.2)
Income from nonconsolidated affiliates	3.0	—	—	—		3.0
Current tax expense	(1.9)	—	—	—		(1.9)
Deferred tax benefit	5.2	—	—	—		5.2
Net Income / (Loss) from Continuing Operations	(23.1)	—	—	42.4		19.3
Loss from discontinued operations, net	(18.5)	18.5
Net Income / (Loss)	(41.6)	18.5	—	42.4		19.3
Less: Preferred return to preferred OP units / equity interests	3.1	—	—	—		3.1
Less: Loss attributable to noncontrolling interests	(1.9)	—	—	—		(1.9)
Net Income / (Loss) Attributable to SUI Common Shareholders	$(42.8)	$18.5	$—	$42.4		$18.1

Weighted average common shares outstanding - basic	126.6					126.6	3(e)
Weighted average common shares outstanding - diluted	129.8					129.8	3(e)

Basic earnings / (loss) per share	$(0.34)					$0.14	3(e)
Diluted earnings / (loss) per share	$(0.34)					$0.13	3(e)

Sun Communities, Inc.
Pro Forma Condensed Consolidated Statements of Operations
(Unaudited)
For The Year Ended December 31, 2024
(In millions, except for per share amounts)

		Transaction Account Adjustments
	Company Historical	Disposition Adjustments (Note 3a)	Additional Transaction Accounting Adjustments	Debt Adjustments		Pro Forma
Revenues
Real property	$2,163.4	$(460.3)	$—	$—		$1,703.1
Home sales	369.9	—	—	—		369.9
Service, retail, dining and entertainment	626.9	(494.4)	—	—		132.5
Interest	20.7	(0.6)	—	—		20.1
Brokerage commissions and other, net	40.2	(5.3)	—	—		34.9
Total Revenues	3,221.1	(960.6)	—	—		2,260.5
Expenses
Property operating and maintenance	732.3	(148.3)	—	—		584.0
Real estate tax	125.7	(21.9)	—	—		103.8
Home costs and selling	273.1	—	—	—		273.1
Service, retail, dining and entertainment	570.7	(461.7)	—	—		109.0
General and administrative	295.3	(64.9)	—	—		230.4
Catastrophic event-related charges, net	27.1	(3.5)	—	—		23.6
Business combinations	0.4	(0.4)	—	—		—
Depreciation and amortization	680.7	(190.2)	—	—		490.5
Asset impairments	71.4	(4.7)	—	—		66.7
Goodwill impairment	180.8	—	—	—		180.8
Loss on extinguishment of debt	1.4	—	—	—		1.4
Interest	350.4	(0.1)	—	(169.8)	3(b)	180.5
Total Expenses	3,309.3	(895.7)	—	(169.8)		2,243.8
Income / (Loss) Before Other Items	(88.2)	(64.9)	—	169.8		16.7
Loss on foreign currency exchanges	(25.8)	—	—	—		(25.8)
Gain on dispositions of properties	202.9	—	—	—		202.9
Other income / (expense), net	3.2	(10.0)	—	—		(6.8)
Loss on remeasurement of notes receivable	(36.4)	—	—	—		(36.4)
Income from nonconsolidated affiliates	9.5	—	—	—		9.5
Gain on remeasurement of investment in nonconsolidated affiliates	6.6	—	—	—		6.6
Current tax expense	(4.3)	0.7	—	—		(3.6)
Deferred tax benefit	39.6	—	—	—		39.6
Net Income	107.1	(74.2)	—	169.8		202.7
Less: Preferred return to preferred OP units / equity interests	12.8	—	—	—		12.8
Less: Income attributable to noncontrolling interests	5.3	—	—	—		5.3
Net Income Attributable to SUI Common Shareholders	$89.0	$(74.2)	$—	$169.8		$184.6

Weighted average common shares outstanding - basic	124.5					124.5	3(e)
Weighted average common shares outstanding - diluted	127.2					127.2	3(e)

Basic earnings per share	$0.71					$1.48	3(e)
Diluted earnings per share	$0.71					$1.46	3(e)

See notes to unaudited pro forma condensed consolidated financial statements.

Sun Communities, Inc.
Pro Forma Condensed Consolidated Statements of Operations
(Unaudited)
For The Year Ended December 31, 2023
(In millions, except for per share amounts)

		Transaction Account Adjustments
	Company Historical	Disposition Adjustments (Note 3a)	Additional Transaction Accounting Adjustments	Debt Adjustments		Pro Forma
Revenues
Real property	$2,059.8	$(431.6)	$—	$—		$1,628.2
Home sales	419.9	—	—	—		419.9
Service, retail, dining and entertainment	638.9	(501.2)	—	—		137.7
Interest	45.4	(0.6)	—	—		44.8
Brokerage commissions and other, net	60.6	(7.0)	—	—		53.6
Total Revenues	3,224.6	(940.4)	—	—		2,284.2
Expenses
Property operating and maintenance	693.0	(137.1)	—	—		555.9
Real estate tax	117.4	(21.7)	—	—		95.7
Home costs and selling	305.6	—	—	—		305.6
Service, retail, dining and entertainment	570.4	(462.0)	—	—		108.4
General and administrative	272.1	(58.7)	—	—		213.4
Catastrophic event-related charges, net	3.8	(7.2)	—	—		(3.4)
Business combinations	3.0	—	—	—		3.0
Depreciation and amortization	660.0	(165.9)	—	—		494.1
Asset impairments	10.1	(4.5)	—	—		5.6
Goodwill impairment	369.9	—	—	—		369.9
Loss on extinguishment of debt	—	—	—	—		—
Interest	325.8	(0.1)	—	(127.2)	3(b)	198.5
Interest on mandatorily redeemable preferred OP units / equity	3.3	—	—	—		3.3
Total Expenses	3,334.4	(857.2)	—	(127.2)		2,350.0
Income / (Loss) Before Other Items	(109.8)	(83.2)	—	127.2		(65.8)
Loss on remeasurement of marketable securities	(16.0)	—	—	—		(16.0)
Loss on foreign currency exchanges	(0.3)	—	—	—		(0.3)
Gain on dispositions of properties	11.0	—	—	—		11.0
Other expense, net	(7.5)	0.2	—	—		(7.3)
Loss on remeasurement of notes receivable	(106.7)	—	—	—		(106.7)
Income from nonconsolidated affiliates	16.0	—	—	—		16.0
Loss on remeasurement of investment in nonconsolidated affiliates	(4.2)	—	—	—		(4.2)
Current tax expense	(14.5)	0.8	—	—		(13.7)
Deferred tax benefit	22.9	—	—	—		22.9
Net Income / (Loss)	(209.1)	(82.2)	—	127.2		(164.1)
Less: Preferred return to preferred OP units / equity interests	12.3	—	—	—		12.3
Less: Loss attributable to noncontrolling interests	(8.1)	—	—	—		(8.1)
Net Income / (Loss) Attributable to SUI Common Shareholders	$(213.3)	$(82.2)	$—	$127.2		$(168.3)

Weighted average common shares outstanding - basic	123.4					123.4	3(e)
Weighted average common shares outstanding - diluted	123.8					123.8	3(e)

Basic loss per share	$(1.71)					$(1.35)	3(e)
Diluted loss per share	$(1.72)					$(1.36)	3(e)

See notes to unaudited pro forma condensed consolidated financial statements.

Sun Communities, Inc.
Pro Forma Condensed Consolidated Statements of Operations
(Unaudited)
For The Year Ended December 31, 2022
(In millions, except for per share amounts)

		Transaction Account Adjustments
	Company Historical	Disposition Adjustments (Note 3a)	Additional Transaction Accounting Adjustments	Debt Adjustments		Pro Forma
Revenues
Real property	$1,902.2	$(384.6)	$—	$—		$1,517.6
Home sales	465.8	—	—	—		465.8
Service, retail, dining and entertainment	531.6	(402.3)	—	—		129.3
Interest	35.2	(0.2)	—	—		35.0
Brokerage commissions and other, net	34.9	(1.4)	—	—		33.5
Total Revenues	2,969.7	(788.5)	—	—		2,181.2
Expenses
Property operating and maintenance	628.6	(122.0)	—	—		506.6
Real estate tax	110.6	(20.3)	—	—		90.3
Home costs and selling	322.4	—	—	—		322.4
Service, retail, dining and entertainment	456.9	(356.1)	—	—		100.8
General and administrative	257.4	(65.5)	—	—		191.9
Catastrophic event-related charges, net	17.5	(7.0)	—	—		10.5
Business combinations	24.7	(6.9)	—	—		17.8
Depreciation and amortization	601.8	(145.0)	—	—		456.8
Asset impairments	3.0	(1.6)	—	—		1.4
Loss on extinguishment of debt	4.4	—	—	94.9	3(c)(d)	99.3
Interest	229.8	1.3	—	(63.2)	3(b)	167.9
Interest on mandatorily redeemable preferred OP units / equity	4.2		—	—		4.2
Total Expenses	2,661.3	(723.1)	—	31.7		1,969.9
Income Before Other Items	308.4	(65.4)	—	(31.7)		211.3
Loss on remeasurement of marketable securities	(53.4)	—	—	—		(53.4)
Gain on foreign currency exchanges	5.4	—	—	—		5.4
Gain on dispositions of properties	12.2	—	—	—		12.2
Other expense, net	(2.1)	(4.5)	—	—		(6.6)
Loss on remeasurement of notes receivable	(0.8)	—	—	—		(0.8)
Income from nonconsolidated affiliates	2.9	—	—	—		2.9
Loss on remeasurement of investment in nonconsolidated affiliates	(2.7)	—	—	—		(2.7)
Current tax expense	(10.3)	0.4	—	—		(9.9)
Deferred tax benefit	4.2	—	—	—		4.2
Net Income	263.8	(69.5)	—	(31.7)		162.6
Less: Preferred return to preferred OP units / equity interests	11.0	—	—	—		11.0
Less: Income attributable to noncontrolling interests	10.8	—	—	—		10.8
Net Income Attributable to SUI Common Shareholders	$242.0	$(69.5)	$—	$(31.7)		$140.8

Weighted average common shares outstanding - basic	120.2					120.2	3(e)
Weighted average common shares outstanding - diluted	122.9					122.9	3(e)

Basic earnings per share	$2.00					$1.16	3(e)
Diluted earnings per share	$2.00					$1.17	3(e)

See notes to unaudited pro forma condensed consolidated financial statements.

Sun Communities, Inc.
Notes to the Unaudited Pro Forma Condensed Consolidated Financial Statements

1.Basis of Pro Forma Presentation

The unaudited pro forma condensed consolidated financial statements have been prepared in accordance with Article 11 of Regulation S-X, Pro Forma Financial Information.

In accordance with ASC 205-20, discontinued operations represent the elimination of assets, liabilities, shareholders’ equity, and results of operations attributable to the Safe Harbor business, which were included in the Company’s historical condensed consolidated financial statements (“Company Historical”). Adjustments do not include general corporate overhead costs previously allocated to the Safe Harbor business, which will continue to be recognized on an ongoing basis. Such allocations include labor and non-labor expense related to the Company’s corporate support functions that previously provided support to the Safe Harbor business including finance, accounting, tax, treasury, information technology, human resources, and legal. Adjustments include direct operating expenses incurred that are identifiable as costs of the Safe Harbor business and will not continue to be recognized on an ongoing basis.

In connection with the Transaction, the Company intends to use a portion of the cash proceeds to redeem all of its outstanding $400,000,000 aggregate principal amount of 5.700% Senior Notes due 2033 (the “2033 Notes”) and all of its outstanding $500,000,000 aggregate principal amount of 5.500% Senior Notes due 2029 (the “2029 Notes” and together with the 2033 Notes, the “Notes”). Following the redemptions, the Company intends to satisfy and discharge the respective indentures related to the Notes. In addition, the Company plans to use a portion of the cash proceeds to pay off the outstanding balance of its line of credit, of which $1,470.1 million was outstanding as of March 31, 2025, and a portion of its secured debt. The repayment of the Notes and the Company’s line of credit and secured debt is referred to collectively as the “Debt Repayment”.

Furthermore, the Board of Directors of the Company (the “Board”) may consider other uses of these funds such as repurchases of the Company’s common stock (“Share Repurchase Program”). Because the Board has not finally determined to make any such repurchases, the Share Repurchase Program and the repurchases that may be contemplated thereby, are not reflected in the Unaudited Pro Forma Condensed Consolidated Financial Statements.

No pro forma tax adjustments are reflected in the unaudited pro forma condensed consolidated financial statements as the tax impact is considered immaterial. This assessment is based on the presence of operating losses and other deferred tax assets to offset any significant taxable income arising from the pro forma adjustments reflected in the unaudited pro forma condensed consolidated financial statements.

2.Pro Forma Adjustments – Balance Sheet

(a) Represents the elimination of the assets and liabilities of the Safe Harbor business that were sold under the terms of the Transaction.

(b) Represents the estimated net cash proceeds at the closing of the Transaction:

$5,650.0	Base purchase price
(37.4)	Less: Working Capital Adjustment
(19.5)	Less: Estimated Closing Indebtedness
1.2	Plus: Estimated Cash Amount
4.6	Plus: Estimated Pipeline Acquisition Costs
6.2	Plus / (Less): Estimated CapEx Adjustment
(97.4)	Less: Transaction Expenses Paid at the Closing Date (net of reimbursements)
(521.3)	Less: Special Distribution (refer to 2(e))
$4,986.4	Estimated net cash proceeds

Sun Communities, Inc.
Notes to the Unaudited Pro Forma Condensed Consolidated Financial Statements

(c) Represents the use of a portion of the net sales proceeds received from the Transaction to pay down existing indebtedness, accrued interest, prepayment penalties, and to eliminate loan costs related to the existing indebtedness.

$691.8	Net book value of indebtedness - Secured Debt
2,370.1	Net book value of indebtedness - Unsecured Debt
2.6	Accrued interest - Secured Debt
23.1	Accrued interest - Unsecured Debt
(3,180.1)	Cash used to pay principal, accrued interest and prepayment penalties
(3.7)	Unamortized loan costs (Secured Debt)
(7.4)	Unamortized loan costs (Unsecured Debt)
$8.7	Unamortized AOCI (Unsecured Debt)
$(94.9)	Net impact to equity from paying down long-term debt and finance obligations

(d) Represents the net sales proceeds received from the completed Transaction, and elimination of the related account balances as if the Transaction had been consummated as of March 31, 2025. Accumulated earnings have been increased to reflect the receipt of net cash proceeds and removal of assets and liabilities related to the Transaction, as follows:

$5,650.0	Sales Price
(142.3)	Closing and transaction costs
5,507.7	Net sales proceeds
(4,063.3)	Safe Harbor’s Net Assets
$1,444.4	Pro forma gain on sale

The pro forma gain on sale has not been reflected in the unaudited pro forma condensed consolidated statements of operations as this amount pertains to discontinued operations and does not reflect the impact on income from continuing operations.

(e) Reflects the special one-time cash distribution of common stock (the “Special Distribution”) to be paid to shareholders.

3.Pro Forma Adjustments – Statement of Operations

(a) Represents the elimination of revenues and expenses associated with the Safe Harbor business.

(b) Represents the reduction of historical interest expense in connection with the Debt Repayment.

(c) Represents the prepayment penalty fees as a result of early debt repayment with proceeds from the Transaction, as if the repayment of the debt had occurred on January 1, 2022.

(d) Represents the write-off of unamortized loan costs and reclassification of gains from AOCI to earnings in connection with the Debt Repayment.

(e) Represents the impact on earnings per share related to pro forma adjustments. For the years ended December 31, 2024 and 2022, diluted earnings per share was calculated using the two-class method for restricted stock awards as the application of this method resulted in a more diluted earnings per share during these periods. For the year ended December 31, 2023, diluted earnings per share was calculated using the treasury stock method for restricted stock awards as the application of this method resulted in a more diluted earnings per share during this period.